Exhibit 99.1

American Realty Capital 1 RCS Capital to Acquire Validus / Strategic Capital Partners, LLC May 20, 2014

• Information set forth herein contains “forward - looking statements” (as defined in Section 21E of the Exchange Act), which reflect RCS Capital Corporation’s (“RCAP”) expectations regarding future events. The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements. Such forward - looking statements include, but are not limited to, whether and when the transactions contemplated by the purchase of Validus / Strategic Capital Partners, LLC (“Strat Cap”) will be consummated, plans for the operations of RCAP and the Strat Cap post - closing, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to RCAP and Strat Cap post - closing, including regarding future dividends and market valuations, and other statements that are not historical facts. • The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements: the ability to obtain requisite approvals for the purchase of Strat Cap , including, among other things, regulatory approval of certain changes in control of Strat Cap’s FINRA - regulated broker - dealer businesses; market volatility; unexpected costs or unexpected liabilities that may arise from the purchase of Strat Cap, whether or not consummated; the inability to retain key personnel; the deterioration of market conditions; and future regulatory or legislative actions that could adversely affect the parties to the purchase agreement relating to the purchase of Strat Cap. Additional factors that may affect future results are contained in RCAP’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at www.sec.gov. RCAP disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise. 2 Cautionary Note Regarding Forward - Looking Statements

American Realty Capital 3 Strategic Capital » RCAP will acquire 100 % of the equity of Validus / Strategic Capital Partners, LLC (“Strat Cap”) » Strat Cap’s subsidiaries co - sponsor and serve as the wholesale distributor for a platform consisting of two of non - traded REITs, a non - traded BDC, a public non - traded LLC and a non - traded C - Corp . » SC Distributors, LLC, Strat Cap’s wholesale broker - dealer, has raised over $ 20 billion in equity capital over the last 15 years . » 2014 sales through April 30 , 2014 of $ 604 . 8 million . » Consideration : ▪ $ 60 million cash ▪ $ 10 million shares of Class A Common Stock of RCAP ▪ $ 10 million paid in cash 90 days after the closing date ▪ Earn - out payments following the years ended December 31 , 2015 and December 31 , 2016 based on adjusted EBITDA during those fiscal years

American Realty Capital 4 Growth in Product Diversification Strategic Capital’s products diversify and complement RCAP’s existing offerings. 0 2 4 6 8 10 12 14 16 18 20 RCS RCS & Strat Cap Products RCS Strat Cap 12 18 Number of Products Millions $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 RCS RCS & Strat Cap RCS Strat Cap $18,085 $26,085 Value of Effective Offerings

American Realty Capital 5 Strat Cap Distribution Sponsor Carter Validus / Carter USA 1 Sierra Income Corporation RREEF Property Trust TriLinc Global Impact Fund Greenbacker Renewable Energy Company Strategy Net Lease, “Mission Critical” Data Center ; Healthcare Real Estate Direct Origination, Senior Secured Corporate Debt Diversified Core Real Estate; Real Estate Securities Diversified, Global (Developing Economy) Impact Investments Diversified Renewable Energy Investments Escrow Break Date May 2011 April 2012 May 2013 June 2013 February 2014 Offering Size $1.5 Billion $1.5 Billion $2.25 Billion $1.5 Billion $1.25 Billion 1 Mission Critical REIT II escrow break scheduled 30 days after the close of Mission Critical REIT I

6 2 Mike McDaniel – Managing Director, Sales / Marketing » Former National Sales Manager for KBS Capital Markets Group, LLC » Previously served as Senior Vice President and National Sales Manager at AXA Financial, Inc. Ken Jaffe – Managing Director, Technology / Operations » Former Chief Operating Officer for KBS Capital Markets Group, LLC where he was responsible for all business operations » Experience in numerous senior technology and operations positions within the financial services industry Mark Brandenberger – Managing Director, Finance / Compliance » Former Chief Financial Officer for KBS Capital Markets Group, LLC. » Extensive experience in forming and operating distribution organizations in the financial services industry Pat Miller – Managing Director, Strategy / Business Development » Former President of KBS Capital Markets Group, LLC » Helped to establish KBS as one of the top Non - Traded REIT sponsors in the industry after the successful launch of KBS REIT » Previously CEO of Equitable Distributors Inc., the wholesale distribution subsidiary of AXA Strategic Capital - Leadership Team Biographies